Exhibit 10.17

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of April 30, 2021 (this “Incremental Amendment”) to the Credit Agreement, dated as of September 25, 2019, among TU MidCo, Inc., a Delaware corporation (“Holdings”), TU BidCo, Inc., a Delaware corporation (the “Borrower”), the other Guarantors party thereto from time to time, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower may from time to time request Incremental Revolving Credit Commitments, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders party hereto provide “Incremental Revolving Credit Commitments” pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $50,000,000 (such Incremental Revolving Credit Commitments in such principal amount referred to herein as the “Incremental Amendment No. 1 Revolving Credit Commitments”);

WHEREAS, each of the Lenders party hereto (in such capacity, an “Incremental Amendment No. 1 Revolving Credit Lender”) is willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to make available to the Borrower the Incremental Amendment No. 1 Revolving Credit Commitments of such Lender as set forth in Schedule I to this Incremental Amendment;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower and each of the Incremental Amendment No. 1 Revolving Credit Lenders may enter into an Incremental Amendment without the consent of any Agents or other Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Borrower, to effect the provisions of Section 2.14 of the Credit Agreement; and

WHEREAS, JPMorgan Chase Bank, N.A. is acting as sole lead arranger and bookrunner for the Incremental Amendment No. 1 Revolving Credit Commitments (the “Incremental Amendment No. 1 Lead Arranger”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Amendment

This Incremental Amendment is an Incremental Amendment referred to in Section 2.14 of the Credit Agreement, and the Borrower, the Incremental Amendment No. 1 Revolving Credit Lenders and the Administrative Agent hereby agree that:

A. Subject to the satisfaction of the conditions to the effectiveness of the Incremental Amendment set forth in Section 2.14(d) of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, each of the Incremental Amendment No. 1 Revolving Credit Lenders hereby agrees to provide the full amount of the Revolving Credit Commitments opposite its name on Schedule I to this Incremental Amendment, which amount includes the sum of such Lender’s existing Revolving Credit Commitments immediately prior to giving effect to this Incremental Amendment and such Lender’s Incremental Amendment No. 1 Revolving Credit Commitments. The Incremental Amendment No. 1 Revolving Credit Commitments shall be subject to all of the terms and conditions set forth herein and in the Credit Agreement. The aggregate Incremental Amendment No. 1 Revolving Credit Commitments as of the Amendment No. 1 Effective Date is $50,000,000.

B. Subject to the satisfaction of the conditions to the effectiveness of the Incremental Amendment set forth in Section 2.14(d) of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the Incremental Amendment No. 1 Revolving Credit Lenders agree to make available, on date hereof, the Incremental Amendment No. 1 Revolving Credit Commitments.

C. The Incremental Amendment No. 1 Revolving Credit Commitments provided pursuant to this Incremental Amendment shall constitute Incremental Revolving Credit Commitments referred to in Section 2.14 of the Credit Agreement.

D. The Incremental Amendment No. 1 Revolving Credit Commitments shall have the same terms and shall be deemed to be “Revolving Credit Commitments” and the loans thereunder shall be deemed to be “Revolving Credit Loans” all comprising a single “Revolving Credit Facility” for all purposes under the Credit Agreement and each other Loan Document.

E. Effective as of the Incremental Amendment No. 1 Effective Date, Schedule 1.01A of the Credit Agreement with respect to the Revolving Credit Commitments and L/C Commitments is hereby amended and restated as set forth in Schedule I to this Incremental Amendment.

F. Section 1.01 of the Credit Agreement is hereby amended to add the following definition:

“Incremental Amendment No. 1 Effective Date” shall mean April 30, 2021.

G. Each of the Incremental Amendment No. 1 Revolving Credit Lenders shall be deemed to be a “Lender”, a “Revolving Credit Lender,” an “L/C Issuer” and a “Secured Party” for all purposes under the Credit Agreement and each other Loan Document. For the avoidance of doubt, the Incremental Amendment No. 1 Revolving Credit Commitments constitute a single “Class” and a “Facility” and shall be treated as the same Class and Facility as the initial Revolving Credit Commitments. Pursuant to Section 2.14 of the Credit Agreement, the Incremental Amendment No. 1 Revolving Credit Commitments shall be Revolving Credit Commitments for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the initial Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the date hereof.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Incremental Amendment No. 1 Effective Date, to the Administrative Agent and to each Incremental Amendment No. 1 Revolving Credit Lender that:

A. This Incremental Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B. The representations and warranties of each Loan Party set forth in Article 5 of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Incremental Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. Immediately after giving effect to this Incremental Amendment, no Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Incremental Amendment shall become effective on the date (the “Incremental Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied:

A. the Administrative Agent (or its counsel) shall have received a counterpart of this Incremental Amendment from each Loan Party and each Incremental Amendment No. 1 Revolving Credit Lender;

B. the Administrative Agent (or its counsel) shall have received a legal opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Incremental Amendment No. 1 Revolving Credit Lenders;

C. the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Incremental Amendment No. 1 Revolving Credit Commitments) substantially in the form attached as Exhibit E-2 to the Credit Agreement;

D. the Administrative Agent (or its counsel) shall have received such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of the Loan Parties, certificates of resolutions or other action, incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of the Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Incremental Amendment;

E. the Borrower shall have paid all fees and expenses due to the Incremental Amendment No. 1 Lead Arranger and the Administrative Agent required to be paid on the Incremental Amendment No. 1 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Incremental Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower);

F. the Borrower shall have delivered to the Administrative Agent and each Incremental Amendment No. 1 Revolving Credit Lender a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of Incremental Amendment No. 1 Effective Date to the representations and warranties set forth in clauses B and C of Article II above; and

G. the Borrower shall have paid an upfront fee to each Incremental Amendment No. 1 Revolving Credit Lender in the amount of 0.40% of such Incremental Amendment No. 1 Revolving Credit Lender’s Incremental Amendment No. 1 Revolving Credit Commitments on the Incremental Amendment No. 1 Effective Date.

ARTICLE IV

Further Acknowledgments

A. The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Incremental Amendment No. 1 Revolving Credit Commitments provided hereby including, without limitation, all Revolving Credit Loans incurred under the Incremental Amendment No. 1 Revolving Credit Commitments made pursuant hereto and (ii) all such Obligations (including all such Incremental Amendment No. 1 Revolving Credit Commitments) shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental Amendment and the transactions contemplated hereby, are ratified and affirmed in all respects and shall continue in full force and effect, (ii) after giving effect to this Incremental Amendment, each Loan Document to which it is a party is and shall continue in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms and (iii) after giving effect to this Incremental Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the prior pledge of and/or prior grant of security interests and Liens in its assets as Collateral to secure the Obligations, and all such security interests and Liens shall continue in full force and effect after giving effect to this Incremental Amendment.

B. Each Guarantor acknowledges and agrees to each of the provisions of this Incremental Amendment and to the incurrence of the Incremental Amendment No. 1 Revolving Credit Commitments to be made or provided pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Amendment No. 1 Revolving Credit Commitments provided hereby and all Incremental Amendment No. 1 Revolving Credit Commitments made or provided pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Credit Agreement. Each Guarantor acknowledges and agrees that (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Incremental Amendment and the transactions contemplated hereby, are ratified and affirmed in all respects and shall continue in full force and effect, (ii) after giving effect to this Incremental Amendment, each Loan Document to which it is a party is and shall continue in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms and (iii) after giving effect to this Incremental Amendment, the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the prior pledge of and/or prior grant of security interest and Liens in its assets as Collateral to secure the Obligations, and all such security interests and Liens shall continue in full force and effect after giving effect to this Incremental Amendment.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Incremental Amendment. After the Incremental Amendment No. 1 Effective Date, any reference to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. This Incremental Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. No Novation. This Incremental Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Incremental Amendment No. 1 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect. Nothing expressed or implied in this Incremental Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Incremental Amendment. This Incremental Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

C. Notices. The parties hereto hereby agree that this Incremental Amendment shall constitute the notice with respect to the establishment of Incremental Commitments required pursuant to Section 2.14(a) of the Credit Agreement.

D. Successors and Assigns. This Incremental Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Incremental Amendment No. 1 Revolving Credit Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).

E. Governing Law. THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Incremental Amendment mutatis mutandis.

F. Counterparts. This Incremental Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Incremental Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

G. Headings. The headings of the several sections and subsections of this Incremental Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Incremental Amendment.

H. Severability. Any provision of this Incremental Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

I. Reallocation of Revolving Credit Exposure and Fronting Exposure. Upon the effectiveness of the Incremental Amendment No. 1 Revolving Credit Commitments on the Incremental Amendment No. 1 Effective Date, (i) each of the existing Revolving Credit Lenders shall assign to each applicable Incremental Amendment No. 1 Revolving Credit Lender, and each applicable Incremental Amendment No. 1 Revolving Credit Lender shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Incremental Amendment No. 1 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and the Incremental Amendment No. 1 Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Incremental Amendment No. 1 Revolving Credit Commitments to the Revolving Credit Commitments and (ii) each existing Revolving Credit Lender immediately prior thereto will automatically and without further act be deemed to have assigned to each applicable Incremental Amendment No. 1 Revolving Credit Lender, and each applicable Incremental Amendment No. 1 Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such existing Revolving Credit Lender’s participations under the Credit Agreement in outstanding Letters of Credit or participations in Swing Line Loans (if any) such that, after giving effect to the Revolving Credit Commitments on the Incremental Amendment No. 1 Effective Date and each such deemed assignment and assumption of participations, each such existing Revolving Credit Lender and each such applicable Incremental Amendment No. 1 Revolving Credit Lender hold a percentage of the aggregate outstanding participations in Letters of Credit or Swing Line Loans (if any) in accordance with its Pro Rata Share.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TU MIDCO, INC., as Holdings

By:	/s/ Kerina Natasha Gopaul
Name:Kerina Natasha Gopaul
Title: President

TU BIDCO, INC., as the Borrower

By:	/s/ Kerina Natasha Gopaul
Name:Kerina Natasha Gopaul
Title: President

TASKUS HOLDINGS, INC., as a Subsidiary Guarantor

By:	/s/ Bryce Maddock
Name:Bryce Maddock
Title: Chief Executive Officer & Treasurer

TASKUS USA, LLC, as a Subsidiary Guarantor

By:	/s/ Bryce Maddock
Name:Bryce Maddock
Title: Authorized Signatory

[Signature Page – Incremental Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Incremental Amendment No. 1 Revolving Credit Lender and as L/C Issuer

By:	/s/ Daniel J. Maniaci
Name: Daniel J. Maniaci
Title: Vice President

[Signature Page – Incremental Amendment No. 1]

BANK OF AMERICA, N.A., as Incremental Amendment No. 1 Revolving Credit Lender

By:	/s/ Sharad C. Bhatt
Name: Sharad C. Bhatt
Title: Senior Vice President

[Signature Page – Incremental Amendment No. 1]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Incremental Amendment No. 1 Revolving Credit Lender

By:	/s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory

[Signature Page – Incremental Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Incremental Amendment No. 1 Revolving Credit Lender

By:	/s/ Marisa Lake
Name: Marisa Lake
Title: Assistance Vice President

[Signature Page – Incremental Amendment No. 1]

WESTERN ALLIANCE BANK, as Incremental Amendment No. 1 Revolving Credit Lender

By:	/s/ Riesa L. Nunes
Name: Riesa L. Nunes
Title: Director

[Signature Page – Incremental Amendment No. 1]

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Daniel J. Maniaci
Name: Daniel J. Maniaci
Title: Vice President

[Signature Page – Incremental Amendment No. 1]

Schedule I to

Incremental Amendment

Schedule 1.01A

Commitments

Lender	Revolving Credit Commitments	L/C Commitments
JPMorgan Chase Bank, N.A.	$22,800,000.00	$15,000,000.00
Bank of America, N.A.	$22,800,000.00	$0
The Toronto-Dominion Bank, New York Branch	$22,800,000.00	$0
Fifth Third Bank, National Association	$15,300,000.00	$0
Western Alliance Bank	$6,300,000.00	$0
Total	$90,000,000.00	$15,000,000.00